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                                                                    EXHIBIT 99.1



                            STOCK EXCHANGE AGREEMENT


        THIS STOCK EXCHANGE AGREEMENT (this "Agreement") dated August 27, 1999 is by and between CONTINUUS SOFTWARE CORPORATION (the "Company") and U.S. BANCORP PIPER JAFFRAY INC. (the "Stockholder").

                                    RECITALS

        A. The Stockholder owns in excess of 5% of the voting capital stock of the Company (the "Common Stock").

        B. The Stockholder desires to exchange 500,000 shares of Common Stock (the "Common Shares") for 5,000 shares of Series A Non-Voting Convertible Preferred Stock, $.001 par value per share, of the Company (the "Preferred Shares").

        C. The Company desires to issue the Preferred Shares in exchange for the Common Shares.

        NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

        1. Effective upon execution of this Agreement, (a) the Company will issue to the Stockholder the Preferred Shares in consideration of the transfer by the Stockholder to the Company of the Common Shares, duly endorsed for transfer or accompanied by a stock power duly executed in blank, and (b) the Stockholder will acquire the Preferred Shares in exchange for the Common Shares.

        2. The Stockholder represents and warrants to, and agrees with, the Company that the following representations and warranties are, as of the date of this Agreement, true, correct and complete:

               (a) The execution, delivery and performance by the Stockholder of this Agreement and the effectuation of the transactions contemplated hereby are within its corporate power and have been duly authorized by all proceedings required to be taken under its certificate of incorporation and the laws of the State of Delaware.

               (b) The Stockholder is the beneficial and record owner of the Common Shares free and clear of all liens, pledges or other encumbrances.

               (c) The Stockholder acknowledges that the Preferred Shares issued to it and the shares of Common Stock into which the Preferred Shares are convertible will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold, transferred or otherwise distributed in the absence of such registration or an applicable exemption therefrom. The Stockholder further acknowledges that the Company has not granted it and does not hereby grant it any right to have the Preferred Shares or the shares of Common



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Stock into which the Preferred Shares are convertible registered for sale in accordance with the Securities Act.

        3. The Company represents and warrants to, and agrees with, the Stockholder that the following representations and warranties are, as of the date of this Agreement, true, correct and complete:

               (a) The execution, delivery and performance by the Company of this Agreement and the effectuation of the transactions contemplated hereby are within its corporate power and have been duly authorized by all proceedings required to be taken under its certificate of incorporation and the laws of the State of Delaware.

               (b) The designations, rights and preferences of the Preferred Shares are as set forth in the Certificate of Designation attached hereto as Exhibit A.

               (c) Upon execution of this Agreement and completion of the transactions contemplated herein in accordance with the terms of this Agreement, the Preferred Shares will be duly issued, fully paid and non-assessable.

        4. (a) The Stockholder agrees to indemnify the Company and its affiliated companies and its and their officers, directors, employees, agents and representatives for and against all claims, actions, costs, expenses, damages, reasonable attorneys fees and other losses ("Claims") made, arising or paid with respect to (i) the issuance of the Preferred Shares or (ii) the exchange of the Preferred Shares for the Common Shares to the extent said Claims are not actually paid by the Company's liability and officers and directors insurance policies, and except to the extent that such Claims arise from the negligent or willful misconduct of the Company. Said indemnification shall, without limiting the generality of the foregoing, include any deductibles or retentions under said insurance policies and any increase in premiums charged to the Company as a result of said Claims. The Company makes no representation or warranty as to coverage, or the scope thereof, of any insurance policies it now has or may in the future have.

               (b) The Company agrees to, and to the extent it is reasonably able, to cause its affiliated companies and its and their officers, directors, employees, agents and representatives to first pursue recovery of any Claims under the applicable insurance policies.

        5. (a) All claims for indemnification under this Agreement shall be asserted and resolved as follows in this Section 5.

               (b) A party claiming indemnification under this Agreement (an "Indemnified Party") shall promptly (i) notify the Stockholder of any Claim that could give rise to a right of indemnification under this Agreement and (ii) transmit to the Stockholder a written notice ("Claim Notice") describing in reasonable detail the nature of the Claim, a copy of all papers served with respect to that Claim (if any), an estimate of the amount of damages attributable to the Claim to the extent feasible (which estimate shall not be conclusive of the final amount of such Claim) and the basis for the Indemnified Party's request for indemnification under this Agreement. The failure to promptly deliver a Claim Notice shall not relieve the Stockholder of its obligations to the Indemnified Party with respect to the related Claim except to the extent that the resulting delay is materially prejudicial to the defense of that Claim.



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               (c) The Indemnified Party, and/or its insurance carrier(s)
pursuant to the terms of any relevant insurance policy, shall have full control of such defense. Notwithstanding the foregoing, if the Stockholder has delivered a written notice to the Indemnified Party to the effect that the Stockholder disputes its potential liability to the Indemnified Party under Sections 4 and 5 and if such dispute is resolved in favor of the Stockholder, the Stockholder shall not be required to bear the costs and expenses of the Indemnified Party's defense pursuant to this Section 5 or of the Stockholder's participation therein at the Indemnified Party's request. The Stockholder may participate in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this Section 5(c), and the Stockholder shall bear its own costs and expenses with respect to such participation.

               (d) Payments of all amounts owing by the Stockholder pursuant to any Claim under Sections 4 and 5 shall be made (i) with respect to reasonable attorneys fees and other expenses of defense, as incurred and (ii) with respect to other Claims, within 30 days after the latest of (A) the settlement of that Claim, (B) the expiration of the period for appeal of a final adjudication of that Claim or (C) the expiration of the period for appeal of a final adjudication of the Stockholder's liability to the Indemnified Party under this Agreement.

        6. Execution of this Agreement shall be deemed to be the Stockholder's written consent, to the extent required by the Underwriting Agreement between the Company and the Stockholder and CIBC World Markets Corp. as representatives of the several underwriters named in Schedule I thereto, dated July 28, 1999, for the Company to issue the Preferred Shares.

        7. Each party represents and warrants to the other that such person has not directly or indirectly employed or become obligated to pay any broker, finder or similar agent in connection with the transactions contemplated hereby and agrees to indemnify the other party against all claims arising for fees and commissions of brokers or similar agents employed or promised payment by such person.

        8. This Agreement constitutes the entire agreement and understanding between the parties on the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, relating to the subject matter of this Agreement.

        9. Each party will pay all fees, costs and expenses incurred by it connection with the transactions contemplated herein, including, without limitation, the fees and expenses of attorneys, accountants and other persons, and no portion thereof shall be paid by the other party hereto, except if otherwise specifically provided herein.

        10. This Agreement, and the rights and obligations of the parties hereto, shall be governed and construed and enforced accordance with the substantive laws of the State of California without regard to the conflicts of laws provisions thereof.



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        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        U.S. BANCORP PIPER JAFFRAY INC.


                                        By: /s/ Richard T. Chase
                                            ------------------------------------

                                        Print Name: Richard T. Chase

                                        Title:   General Counsel and Managing
                                                 Director

                                        CONTINUUS SOFTWARE CORPORATION


                                        By: /s/ John R. Wark
                                            ------------------------------------
                                           John R. Wark
                                           President and Chief Executive Officer


                                        With regard to Section 4(a)(x) of the
                                        Underwriting Agreement dated July 28,
                                        1999, as Representatives of the several
                                        Underwriters listed on Schedule I of
                                        such Underwriting Agreement (as each of
                                        such terms are used therein)


                                        U.S. BANCORP PIPER JAFFRAY INC.

                                        CIBC WORLD MARKETS CORP.


                                        BY:  U.S. BANCORP PIPER JAFFRAY INC.


                                        By: /s/ Richard T. Chase
                                            ------------------------------------

                                        Print Name: Richard T. Chase

                                        Title:  General Counsel and Managing
                                                Director



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                                    EXHIBIT A

                           CERTIFICATE OF DESIGNATION